                                                                    EXHIBIT 23.2



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 2002 included in Connecticut Water Service, Inc.'s Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement filed on Form S-8.

Hartford, Connecticut
May 14, 2002

/S/ Arthur Andersen LLP
Arthur Andersen LLP